FEBRUARY 12, 2019

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

SUMMARY PROSPECTUS DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH OCTOBER 11, 2018 FOR HARTFORD SCHRODERS EMERGING MARKETS EQUITY FUND

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH JANUARY 17, 2019

This Supplement contains new and additional information regarding Hartford Schroders Emerging Markets Equity Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

(1) Effective immediately, under the headings “Purchase and Sale of Fund Shares” in the above referenced Summary Prospectus and “Hartford Schroders Emerging Markets Equity Fund Summary Section – Purchase and Sale of Fund Shares,” the following is added:

Effective as of the close of business on March 15, 2019, the Fund will be closed to new investors. No purchases of the Fund’s shares will be allowed after that time, except as follows: (i) purchases by shareholders of record of the Fund as of March 15, 2019 to add to their existing Fund accounts through subsequent purchases, through conversions of their shares for another share class in the Fund, or through exchanges from other Hartford Funds; (ii) purchases through reinvestment of dividends or capital gains distributions; (iii) purchases by existing shareholders, or exchanges into the Fund by shareholders of other Hartford Funds, through participation in broker/dealer wrap-fee programs (i.e., certain approved broker/dealer wrap-fee programs can place new shareholders into the Fund); (iv) purchases by Section 529 plans that currently include the Fund within one or more of their investment options; (v) purchases by Hartford Funds’ fund of funds; (vi) purchases by qualified employee benefit plans, such as 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have made the Fund available to participants on or before March 15, 2019; (vii) purchases by certain financial institutions or financial intermediary firms that have been approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their clients; (viii) purchases, including through reinvestment of dividends or capital gains distributions, by any shareholder who receives shares of the Fund as part of a reorganization; and (ix) purchases through an approved broker-dealer by: employees of Hartford Funds Management Company, LLC and its affiliates, employees of the Sub-Advisers, and directors of The Hartford Mutual Funds II, Inc.

(2) Effective immediately, under the heading “Classes of Shares” in the above referenced Statutory Prospectus, the following footnote is added to the classes of shares table next to the Emerging Markets Equity Fund:

(2) Effective as of the close of business on March 15, 2019, the Emerging Markets Equity Fund will be closed to new investors. No purchases of the Fund’s shares will be allowed after that time, except as described in the Summary Section. Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Fund. If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen the Fund to new investors at a future date; and (iii) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. You may obtain additional information by calling Hartford Funds at: 1-888-843-7824.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7457	February 2019